Exhibit 99.01

Press Release

Available for Immediate Publication: April 27, 2018

FNB Bancorp Reports First Quarter 2018 Earnings of $0.54 Per Diluted Share

Source: FNB Bancorp (CA) (NASDAQ:FNBG)

South San Francisco, California

Website: www.fnbnorcal.com

Contacts:

Tom McGraw, Chief Executive Officer (650) 875-4864

Dave Curtis, Chief Financial Officer (650) 875-4862

___________________________________________________________________________

FNB Bancorp (NASDAQ: FNBG), parent company of First National Bank of Northern California (the “Bank”), today announced net earnings available to common stockholders for the first quarter of 2018 of $4,188,000 or $0.54 per diluted share, compared to net earnings available to common shareholders of $3,089,000 or $0.41 per diluted share for the first quarter of 2017. First quarter results include the first full quarter of federal income tax rates of 21% following the enactment of the Tax Cuts and Jobs Act of 2017 (“H.R.1”) in December 2017 which reduced the federal income tax rate from 35% to 21% beginning January 1, 2018. First quarter results also reflect the sale of our OREO property located in South San Francisco, CA at a pretax gain of $392,000.

On December 11, 2017, the Company entered into an Agreement and Plan of Merger and Reorganization (“Merger Agreement”) with TriCo Bancshares (NASDAQ: TCBK) pursuant to which the Company would merge with and into TriCo Bancshares and the Bank would merge with and into Tri Counties Bank, the California state banking subsidiary of TriCo Bancshares. Consummation of the mergers is subject to the receipt of approvals by the shareholders of each of the Company and TriCo Bancshares, the receipt of all necessary regulatory approvals, and the satisfaction of other closing conditions which are customary for such transactions. TriCo Bancshares has filed a Form S-4 registration statement with the Securities and Exchange Commission containing a joint proxy statement/prospectus which the Company and TriCo Bancshares are providing to their shareholders of record on April 9, 2018 for the special meetings of their respective shareholders to be held on May 29, 2018 seeking approvals of the Merger Agreement and the mergers.

“During the first quarter of 2018, the Company was able to grow our net loan portfolio by $1.3 million. Growth in our non-interest bearing DDA liabilities totaled $20.2 million. Cash outflows from higher cost deposit liabilities were offset by an increase in our FHLB borrowings outstanding of $25 million. Our personnel worked diligently during the first quarter to maintain our profitability while continuing to provide for our customers’ financial needs, providing them with what they need when they need it”, stated CEO Tom McGraw.

“During the first quarter of 2018, we were able to sell our South San Francisco, CA OREO commercial real estate property for a pretax gain of $392,000. The purchase and sale agreement for this property sale requires that the Company continue our efforts to obtain a formally agreed upon toxic soil and water remediation plan with the local water board. We have set aside $725,000 to cover the expected future remediation and monitoring costs based on advice we have received from our soil and water engineering consultant, which could vary in the future”, continued Tom McGraw.

FNB Bancorp and Subsidiary
CONSOLIDATED BALANCE SHEETS	(Unaudited)
(Dollar and share amounts in thousands, except earnings per share)	As of
	March 31,
	2018	2017
ASSETS
Cash and due from banks	$21,233	$25,337
Interest-bearing time deposits with financial institutions	130	205
Securities available for sale, at fair value	348,264	353,364
Other equity securities	7,567	7,211
Loans, net of deferred loan fees and allowance for loan losses	831,049	807,191
Bank premises, equipment and leasehold improvements, net	9,159	9,571
Bank owned life insurance	16,736	16,349
Accrued interest receivable	4,914	4,785
Other real estate owned	1,817	1,443
Goodwill	4,580	4,580
Prepaid expenses	675	768
Other assets	13,842	15,917
TOTAL ASSETS	$1,259,966	$1,246,721

LIABILITIES
Deposits:
Demand, noninterest bearing	$333,681	$287,029
Demand, interest bearing	129,340	125,643
Savings and money market	425,757	496,697
Time	129,675	115,622
Total Deposits	1,018,453	1,024,991
Federal Home Loan Bank advances	100,000	86,000
Note payable	3,600	4,200
Accrued expenses and other liabilities	17,455	17,198
Total Liabilities	1,139,508	1,132,389
STOCKHOLDERS' EQUITY
Common stock, no par value	85,854	84,603
Retained earnings	37,866	29,842
Accumulated other comprehensive losses, net of tax	(3,262)	(113)
Total Stockholders' Equity	120,458	114,332
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,259,966	$1,246,721

FNB Bancorp and Subsidiary
CONSOLIDATED STATEMENTS OF EARNINGS
(Dollar and share amounts in thousands, except earnings per share)
	(Unaudited)		(Unaudited)
	Three Months Ended		Twelve Months Ended
	March 31,		December 31,
	2018	2017	2017	2016
INTEREST INCOME
Interest and fees on loans	$10,399	$10,073	$41,956	$38,313
Interest on dividends and securities	2,090	1,943	8,136	7,156
Interest on deposits with other financial institutions	72	11	126	44
Total interest income	12,561	12,027	50,218	45,513

INTEREST EXPENSE
Deposits	737	636	2,807	2,780
Federal Home Loan Bank advances	349	146	850	67
Interest on note payable	53	53	214	222
Total interest expense	1,139	835	3,871	3,069
NET INTEREST INCOME	11,422	11,192	46,347	42,444
(Recovery of) provision for loan losses	—	—	(360)	150
NET INTEREST INCOME AFTER (RECOVERY OF) PROVISION FOR LOAN LOSSES	11,422	11,192	46,707	42,294
NONINTEREST INCOME
Service charges	529	597	2,264	2,461
Net gain on sale of available-for-sale securities	—	28	210	438
Earnings on bank owned life insurance	99	102	390	402
Other income	214	283	996	1,294
Total noninterest income	842	1,010	3,860	4,595
NONINTEREST EXPENSES
Salaries and employee benefits	4,121	4,774	19,366	19,474
Occupancy expense	657	651	2,747	2,528
Equipment expense	523	402	1,646	1,765
Professional fees	203	473	1,482	1,363
FDIC assessment	90	130	400	600
Telephone, postage, supplies	314	297	1,267	1,199
Advertising expense	100	108	451	524
Data processing expense	143	139	571	657
Low income housing expense	129	105	472	284
Surety insurance	89	84	349	347
Director fees	72	72	288	288
Other real estate owned (income) expense, net	(333)	10	80	(5)
Other expenses	313	360	1,430	1,668
Total noninterest expense	6,421	7,605	30,549	30,692
EARNINGS BEFORE PROVISION FOR INCOME TAXES	5,843	4,597	20,018	16,197
Provision for income taxes	1,655	1,508	9,307	5,696
NET EARNINGS AVAILABLE TO COMMON STOCKHOLDERS	$4,188	$3,089	$10,711	$10,501

Per Share and Shareholder Information
Basic earnings per share available to common stockholders	$0.56	$0.42	$1.46	$1.45
Diluted earnings per share available to common stockholders	$0.54	$0.41	$1.41	$1.42
Cash dividends declared	$973	$780	$3,634	$2,890
Average shares outstanding	7,463	7,300	7,361	7,233
Average diluted shares outstanding	7,685	7,518	7,607	7,417
Shares outstanding as of the end of period	7,481	7,311	7,442	7,280

FNB Bancorp and Subsidiary
FINANCIAL HIGHLIGHTS
(Dollar and share amounts in thousands, except earnings per share)
	(Unaudited)		(Unaudited)
	Three Months Ended		Twelve Months Ended
	March 31,		December 31,
	2018	2017	2017	2016
AVERAGE BALANCES
Total Assets	$1,270,575	$1,233,278	$1,257,836	$1,163,454
Total Loans	836,165	807,741	823,333	746,829
Total Earning Assets	1,214,133	1,168,418	1,192,081	1,099,192
Total Deposits	1,042,162	1,013,065	1,033,117	1,017,398
Total Stockholder's Equity	118,157	109,926	116,814	109,854

SELECTED PERFORMANCE DATA
Annualized return on average assets	1.32%	1.00%	0.85%	0.90%
Annualized return on average equity	14.18%	11.24%	9.17%	9.56%
Net interest margin (taxable equivalent)	3.86%	3.97%	3.95%	3.95%
Average loans as a percent of average deposits	80.23%	79.73%	79.69%	73.41%
Average total stockholders' equity as a% of average total assets	9.30%	8.91%	9.29%	9.44%
Annualized common dividend payout ratio	23.22%	25.25%	33.93%	27.52%

NON-PERFORMING ASSETS		(Extracted from
(Dollars in ihousands)		audited annual
	(Unaudited)	financial statements)	(Unaudited)	(Unaudited)	(Unaudited)

	March 31	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Non-accrual loans	$3,774	$1,940	$6,933	$7,363	$8,444
Other real estate owned	1,817	3,300	1,471	1,459	1,443
Total non-performing assets	$5,591	$5,240	$8,404	$8,822	$9,887

Loan loss reserve	$10,186	$10,171	$10,250	$10,177	$10,144
Non-accrual loans/Gross loans	0.45%	0.23%	0.83%	0.90%	1.03%
Loan loss reserves/Gross loans	1.21%	1.21%	1.22%	1.24%	1.24%

FNB Bancorp and Subsidiary
CONSOLIDATED BALANCE SHEETS
(Dollar and share amounts in thousands, except earnings per share)

		(Extracted from
		audited annual
	(Unaudited)	financial statements)	(Unaudited)	(Unaudited)	(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
ASSETS
Cash and due from banks	$21,233	$18,353	$23,714	$21,859	$25,337
Interest-bearing time deposits with financial institutions	130	130	230	230	205
Securities available for sale, at fair value	348,264	355,857	360,301	362,006	353,364
Other equity securities	7,567	7,567	7,567	7,567	7,211
Loans, net of deferred loan fees and allowance for loan losses	831,049	829,766	829,100	808,508	807,191
Bank premises, equipment and leasehold improvements, net	9,159	9,322	9,417	9,416	9,571
Bank owned life insurance	16,736	16,637	16,540	16,438	16,349
Accrued interest receivable	4,914	5,317	4,804	4,945	4,785
Other real estate owned	1,817	3,300	1,471	1,459	1,443
Goodwill	4,580	4,580	4,580	4,580	4,580
Prepaid expenses	675	825	469	621	768
Other assets	13,842	13,584	16,421	16,032	15,917
TOTAL ASSETS	$1,259,966	$1,265,238	$1,274,614	$1,253,661	$1,246,721

LIABILITIES
Deposits:
Demand, noninterest bearing	$333,681	$313,435	$309,753	$296,249	$287,029
Demand, interest bearing	129,340	130,988	122,353	129,435	125,643
Savings and money market	425,757	467,788	482,335	472,050	496,697
Time	129,675	138,084	130,630	124,604	115,622
Total Deposits	1,018,453	1,050,295	1,045,071	1,022,338	1,024,991
Federal Home Loan Bank advances	100,000	75,000	85,000	91,000	86,000
Note payable	3,600	3,750	3,900	4,050	4,200
Accrued expenses and other liabilities	17,455	16,913	19,447	17,546	17,198
Total Liabilities	1,139,508	1,145,958	1,153,418	1,134,934	1,132,389
STOCKHOLDERS' EQUITY
Common stock, no par value	85,854	85,565	85,309	85,159	84,603
Retained Earnings	37,866	34,654	34,655	32,306	29,842
Accumulated other comprehensive (losses) earnings, net of tax	(3,262)	(939)	1,232	1,262	(113)
Total Stockholders' Equity	120,458	119,280	121,196	118,727	114,332
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,259,966	$1,265,238	$1,274,614	$1,253,661	$1,246,721

FNB Bancorp and Subsidiary
CONSOLIDATED STATEMENTS OF EARNINGS
(Dollar and share amounts in thousands, except earnings per share)
	(Unaudited)
	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
INTEREST INCOME
Interest and fees on loans	$10,399	$10,867	$10,646	$10,370	$10,073
Interest on dividends and securities	2,090	2,119	2,085	1,989	1,943
Interest on deposits with other financial institutions	72	42	54	19	11
Total interest income	12,561	13,028	12,785	12,378	12,027

INTEREST EXPENSE
Deposits	737	757	737	677	636
Federal Home Loan Bank advances	349	249	241	214	146
Interest on note payable	53	52	54	55	53
Total interest expense	1,139	1,058	1,032	946	835
NET INTEREST INCOME	11,422	11,970	11,753	11,432	11,192
Recovery of loan losses	—	(220)	—	(140)	—
NET INTEREST INCOME AFTER RECOVERY OF LOAN LOSSES	11,422	12,190	11,753	11,572	11,192
NONINTEREST INCOME
Service charges	529	532	571	564	597
Net gain on sale of available-for-sale securities	—	—	59	123	28
Earnings on bank owned life insurance	99	97	102	89	102
Other income	214	237	240	236	283
Total noninterest income	842	866	972	1,012	1,010
NONINTEREST EXPENSES
Salaries and employee benefits	4,121	4,906	4,824	4,862	4,774
Occupancy expense	657	685	704	707	651
Equipment expense	523	402	436	406	402
Professional fees	203	261	340	408	473
FDIC assessment	90	90	90	90	130
Telephone, postage, supplies	314	324	321	325	297
Advertising expense	100	109	127	107	108
Data processing expense	143	143	145	144	139
Low income housing expense	129	122	122	123	105
Surety insurance	89	87	89	89	84
Director fees	72	72	72	72	72
Other real estate owned (income) expense, net	(333)	63	—	7	10
Other expenses	313	354	378	338	360
Total noninterest expense	6,421	7,618	7,648	7,678	7,605
EARNINGS BEFORE PROVISION FOR INCOME TAXES	5,843	5,438	5,077	4,906	4,597
Provision for income taxes	1,655	4,478	1,766	1,555	1,508
NET EARNINGS AVAILABLE TO COMMON STOCKHOLDERS	$4,188	$960	$3,311	$3,351	$3,089

FNB Bancorp and Subsidiary
(Dollar and share amounts in thousands, except earnings per share)
	(Unaudited)
	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017

Per Share and Shareholder Information:
Basic earnings per share available to common stockholders	$0.56	$0.13	$0.45	$0.46	$0.42
Diluted earnings per share available to common stockholders	$0.54	$0.13	$0.43	$0.44	$0.41
Cash dividends declared	$973	$964	$961	$886	$823
Average shares outstanding	7,463	7,412	7,375	7,342	7,300
Average diluted shares outstanding	7,685	7,669	7,619	7,585	7,518
Shares outstanding as of end of period	7,481	7,442	7,403	7,362	7,311

SELECTED PERFORMANCE DATA
Annualized return on average assets	1.32%	0.30%	1.05%	1.07%	1.00%
Annualized return on average equity	14.18%	3.18%	11.10%	11.58%	11.24%
Net interest margin (taxable equivalent)	3.86%	4.01%	3.97%	3.93%	3.97%
Average loans as a percent of average deposits	80.23%	79.17%	78.73%	81.18%	79.73%
Average total stockholders' equity as a% of average total assets	9.30%	9.47%	9.43%	9.21%	8.91%
Annualized common dividend payout ratio	23.23%	100.42%	29.02%	26.44%	26.64%

		(Extracted from
LOANS		audited annual
(Dollars in thousands)	(Unaudited)	financial statements)	(Unaudited)	(Unaudited)	(Unaudited)
	March 31,	December 31,	September 30,	June 30,	March 31,
	2018	2017	2017	2017	2017
Real estate loans:
Construction	$36,775	$35,206	$49,374	$46,325	$49,490
Commercial	453,999	456,992	443,556	436,286	431,295
Multi family	105,780	105,138	109,396	104,373	112,911
Residential	175,656	173,476	174,000	166,610	169,373
Commercial & industrial loans	51,520	55,727	51,827	57,217	49,277
Consumer loans	17,993	14,057	11,193	8,884	6,065
Gross loans	841,723	840,596	839,346	819,695	818,411
Net deferred loan (fees) cost	(489)	(659)	4	(1,010)	(1,076)
Allowance for loan losses	(10,186)	(10,171)	(10,250)	(10,177)	(10,144)
NET LOANS	$831,048	$829,766	$829,100	$808,508	$807,191

Cautionary Statement: This release contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those stated herein. Management's assumptions and projections are based on their anticipation of future events and actual performance may differ materially from those projected. Risks and uncertainties which could impact future financial performance include, among others, (a) competitive pressures in the banking industry; (b) changes in the interest rate environment; (c) general economic conditions, either nationally or regionally or locally, including fluctuations in real estate values; (d) changes in the regulatory environment; (e) changes in business conditions or the securities markets and inflation; (f) possible shortages of gas and electricity at utility companies operating in the State of California, and (g) the effects of terrorism, including the events of September 11, 2001, and thereafter, and the conduct of war on terrorism by the United States and its allies. Therefore, the information set forth herein, together with other information contained in the periodic reports filed by FNB Bancorp with the Securities and Exchange Commission, should be carefully considered when evaluating its business prospects. FNB Bancorp undertakes no obligation to update any forward-looking statements contained in this release. Statements concerning the potential merger of the Company with TriCo Bancshares and the potential merger of the Bank with Tri Counties Bank may also be forward-looking statements. Reference should be made to the Company’s Annual Report on Forms 10-K and 10-K/A for the year ended December 31 2017, the TriCo Bancshares Annual Report on Form 10-K for the year ended December 31, 2017, and the TriCo Bancshares Form S-4 Registration Statement, as well as their other filings with the Securities and Exchange Commission, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.